Acquisition of Marquette Financial Companies Strategically Compelling, Financially Attractive December 15, 2014 UMB Financial Corporation Exhibit 99.2

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Transaction Rationale
Complementary balance sheet combining Marquette Financial Companies’
higher-yielding loans and higher loan-to-deposit ratio with UMB’s low-cost funding
Enhances UMB’s market share in important Dallas and Phoenix markets
Adds national specialty-lending businesses—asset-based lending and transportation-focused factoring—and an asset-management business
Expected to be immediately accretive to UMBF TBV per share at closing
(1)
Estimated to be accretive to 2016 EPS
Attractively priced at approximately 1.6x MFC TBV
(1)
Comprehensive diligence performed
Strong understanding of MFC’s geographies
Compatible banking cultures
Strong post-closing capital ratios anticipated

(1)  See pages 13 and 14 for explanation of non-GAAP financial measures. UMBF and MFC TBV as of 9/30/2014. Pricing based on UMBF 12/12/2014, closing share price of $53.16.
Strategically
Compelling
Strong Transaction
Economics
Low Execution Risk

Transaction Overview
Approximately $182.5 million, or 3.4 million shares of UMBF (100% stock consideration), subject to closing equity adjustments and fill-or-kill rights
(1)
Customary regulatory approvals
Mid-2015
1.6x MFC TBV, versus a median of 2.1x for recent Southwest
transactions
(1) (2) (3)

(2) Southwest includes Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas & Utah. 2.1x is the median of  transactions since 2011 with target assets between
Approximately $14 million (23% of the past twelve months of MFC noninterest expense at September 30, 2014) to be phased in over 2 years
(4)
$23 million
(3)  See pages 13 and 14 for explanation of non-GAAP financial measures. UMBF and MFC TBV as of 9/30/2014.
(1)  Pricing based on UMBF 12/12/2014, closing share price of  $53.16.
(4)  Source: MFC financial reports.
Approximately 7% of UMBF shares to be owned by the Pohlad family
(1)
Required Approvals
Anticipated Closing
Pro Forma Ownership
Transaction Costs
Cost Savings
Pricing
Consideration
$750mm - $5.0bn and NPAs / Assets <5.0%. Source: SNL Financial.

Overview of Marquette Financial Companies
$1.3 billion in assets, $1.0 billion in loans & leases, $1.0 billion in deposits
Original bank formed 36 years ago in Phoenix
Privately owned by the Pohlad family
Assets under management of $716 million
5 branches and $318 million of loans and $378 million of deposits in Dallas
8 branches and $322 million of loans and $574 million of deposits in Phoenix
Commercially focused, with C&I and owner-occupied CRE comprising 57%
of loans
Middle-market ABL with $230 million in loans outstanding
Factoring business with $102 million in loans outstanding
Attractive risk-adjusted loan yields
Significant deposit and wholesale-funding synergistic opportunities
High loan-to-deposit ratio and net interest margin
Overall
Attractive Community
Banking Franchise
High Quality National
Specialty Lending
Complementary
Balance Sheet

Note: Financial data as of 9/30/2014. Source: MFC financial reports and regulatory filings.

Wickenburg
Morristown
New River
Cave Creek
Rio Verde
Surprise
Sun City
Peoria
Glendale
Fountain Hills
Salt River I.R.
Scottsdale
Phoenix
Avondale
Tempe
Mesa
Buckeye
Guadalupe
Gilbert
Chandler
Komatke

Aubrey
Decatur
Denton
Corinth
Frisco
Boyd
Justin
The Colony
Allen
Lewisville
Plano
Wylie
Briar
Roanoke
Coppell
Carrollton
Richardson
Keller
Grapevine
Farmers Branch
Garland
Rockwall
Azle
Watauga
Colleyville
University Park
Rowlett
North Richland Hills
Irving
Dallas
Mesquite
Fort Worth
Grand Prairie
Benbrook
Forest Hill
Duncanville
Seagoville

Arizona and Texas Franchises
Meridian Bank, N.A. Meridian Bank Texas
Phoenix ranked as the 3
rd
fastest-growing large metro
market in the U.S.
Favorable competitive dynamics to grow UMB model
Will expand UMB branches from 2 to 10
Will add $322 million of in-market loans and $574
million of deposits
Platform for delivering enhanced banking services
Will increase UMB’s FDIC deposit share ranking to 12
from 28
Dallas/Fort Worth ranked as the 4
th
fastest-growing
large metro market in the U.S.
Will expand UMB branches from 2 to 7
Will add $318 million of in-market loans and $378
million of deposits
Will complement existing loan-production team
Will increase UMB’s FDIC deposit share ranking to
41 from 146

Note: Financial data as of 9/30/2014. Source: UMBF public filings and MFC  regulatory  reports. Maps from SNL Financial.
(1) Source: Forbes’ “America's 20 Fastest-Growing Cities,” 2/14/2014; ranked on  growth in population and jobs, gross metro product growth, unemployment and median salaries for college-educated workers.
(1)
(1)
UMBF
MFC : 8 Branches
UMBF
MFC : 5 Branches

Financial Summary 2011 2012 2013
YTD
9/30/14
Gross Loans ($000s)
213,038      185,335    226,840    229,898
Yield on Earning Asset 8.44% 7.66% 7.80% 7.84%
NPAs/Assets 2.11% 1.08% 0.11% 0.21%
NCOs/Average Loans -0.74% 0.42% 0.06% 0.00%
National Specialty-Lending Businesses
Middle-Market Asset-Based Lending Factoring Business
$230 million in loans outstanding
ABL providing $1 - $15 million in credit
Secured lines of credit against A/R, inventory,
machinery and equipment, real estate loans, cash-
flow-supported term loans
7.84% earning-asset yield in 3
rd
quarter 2014
Low historical charge-offs
Key Data
National lender with industry-focused solutions for
transportation businesses
$102 million in loans outstanding
Financing on average $120 million per month
Lines of credit from $0.2 to $15 million
14.40% earning-asset yield in 3
rd
quarter 2014
Low historical charge-offs
Key Data

Note: Financial data as of 9/30/2014. Source: MFC financial reports.
Financial Summary 2011 2012 2013
YTD
9/30/14
Gross Loans ($000s)
90,908        101,786    112,107    101,765
Yield on Earning Asset 13.12% 13.13% 13.97% 14.40%
NPAs/Assets 0.55% 0.00% 0.03% 0.17%
NCOs/Average Loans 0.89% 0.04% -0.08% 0.15%

Loan Composition
UMB Financial MFC Pro Forma
(1)
MFC Loans by Business Unit Key Takeaways
Gross Loans:   $7.1 billion
Avg. Yield:    3.50%
Gross Loans:    $1.0 billion
Avg. Yield:     7.00%
Gross Loans:   $8.1 billion
Avg. Yield:    3.92%
Asset-Based
Lending
Arizona Bank
Texas Bank

Portfolio exhibiting favorable growth trends
National specialty-lending businesses further diversify and enhance
UMB’s strong commercial-loan portfolio and provide opportunities for growth across the UMB footprint
Strong yield principally driven by attractive risk-adjusted returns from
ABL and factoring businesses
(1) Pro forma is defined as 9/30/2014 financials for both UMBF and MFC combined. Includes no growth projections or purchase-accounting adjustments.
Note: Financial data as of 9/30/2014. Source: UMBF public filings and MFC financial reports and regulatory filings. Avg. yield  for 3Q 2014.
33%
33%
24%
10%
C&I
47%
Owner -
Occupied
CRE
16%
Investor
CRE
6%
1-4 Family
14%
Other
17%
C&I
46%
Owner-
Occupied
CRE
11%
Investor
CRE
15%
1-4 Family
16%
Other
12%
C&I
47%
Owner-
Occupied
CRE
16%
Investor
CRE
5%
1-4 Family
13%
Other
19%
Factoring

MFC UMB
Deposit and Funding Composition
Cost of Funds
Pro Forma
(1)
Total Deposits:       $12.8 billion
Avg. Cost of Deposits:   0.10%
Total Deposits:       $1.0 billion
Avg. Cost of Deposits:    0.56%

Total Deposits:       $13.7 billion
Avg. Cost of Deposits:    0.13%
Key Takeaways
MFC average cost of deposits of 0.56%
Offer clients UMB’s enhanced deposit services
High-cost funding expected to be phased out
Credit lines paid off at closing
FHLB borrowing runoff based on maturity schedule
Brokered deposits and jumbo CDs runoff based on
maturity schedule
(1) Pro forma is defined as 9/30/2014 financials for both UMBF and MFC combined. Includes no growth projections or purchase-accounting adjustments.
Note: Financial data as of 9/30/2014. Source: UMBF public filings and MFC regulatory filings. MFC cost of funds from SNL Financial. Avg. cost of deposits for 3Q 2014.
0.09%
1.01%
0.17%
UMBF MFC Pro Forma
MMDA &
Savings
70%
Transaction
23%
Jumbo CDs
4%
Retail CDs
3%
MMDA &
Savings
42%
Transaction
17%
Jumbo CDs
29%
Retail CDs
12%
MMDA &
Savings
68%
Transaction
22%
Jumbo CDs
6%
Retail CDs
4%

Average Yield on Loans
Key Pro Forma Performance Metrics
Average Loans / Deposits
Nonperforming Loans/Total Loans Net Interest Margin

(1) Pro forma is defined as 9/30/2014 financials for both UMBF and MFC combined. Includes no growth projections or purchase-accounting adjustments.
(1)
(1)
(1)
(1)
Note: Financial data as of 9/30/2014. Source: UMBF public filings and MFC regulatory filings. Avg. yield for 3Q 2014.
3.50%
3.92%
0.0%
1.0%
2.0%
3.0%
4.0%
UMBF Pro Forma
55.95%
58.86%
35.0%
45.0%
55.0%
65.0%
UMBF Pro Forma
2.53%
2.70%
0.0%
1.0%
2.0%
3.0%
4.0%
UMBF Pro Forma
0.46%
0.52%
0.0%
0.4%
0.8%
UMBF Pro Forma

Summary
Strategically Compelling
Financially Attractive
Low Execution Risk
Complementary balance sheet
Enhances share in two important markets
Adds national lending businesses and asset-
management firm
Expected to be accretive to TBV per share
Estimated to be accretive to EPS
Strong understanding of company, business
model, and markets
Similar cultures

Appendix December 15, 2014 UMB Financial Corporation

Non-GAAP Reconciliation

Tangible Book Value Per Share of UMBF at September 30, 2014
GAAP Total Shareholders’ Equity $1,615,349
Deduct: Goodwill and Other Intangibles ($256,724)
Tangible Book Value $1,358,625
UMBF Shares Outstanding 45,485
Tangible Book Value Per Share $29.87
GAAP Total Shareholders’ Equity Per Share $35.51
In this presentation, we provide information using the tangible book value (TBV) per share of UMBF and the TBV of MFC. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The difference between each of the TBV per share of UMBF and the
TBV of MFC, as applicable on the one hand, and the comparable GAAP measure, on the other hand, is reconciled in this and the following slide. We believe that this information and the reconciliations may be useful to investors because TBV per share and TBV are commonly used by investors as an additional measure of a company’s total value and the strength and adequacy of its capital-management strategies.
Note: Unaudited. Values in thousands except per share data.
Source: UMBF Public Filings

Non-GAAP Reconciliation
Price to MFC Tangible Book Value at September 30, 2014
GAAP Total Shareholders’ Equity $123,681
Deduct: Goodwill and Other Intangibles ($7,658)
Tangible Book Value $116,023
Total Expected Consideration
(1)
$182,522
Price to Tangible Book Value 157%
Price to GAAP Total Shareholders’ Equity 148%
Note: Unaudited. Values in thousands except per share data.
Source: MFC regulatory filings.

(1) Based on UMBF 12/12/2014 closing share price of $53.16 and consideration of 3.4 million shares of UMBF stock.

Estimated Transaction Costs
(1) Total includes $20.0 million of direct expense and $3.0 million of capitalized costs.

(Dollars in millions)
HR Costs $7.2
Technology Integration $6.8
Professional Fees $3.5
Other Integration Fees $5.5
Total Estimated Transaction Costs
(1)
$23.0